sAlpha Architect 1-3 Month Box ETF
Ticker Symbol: BOXX
(a series of EA Series Trust)
Prospectus
February 28, 2024
(as supplemented July 18, 2024)

Listed on Cboe BZX Exchange, Inc.
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

- i -

ALPHA ARCHITECT 1-3 MONTH BOX ETF

Fund Summary
INVESTMENT OBJECTIVE
The Alpha Architect 1-3 Month Box ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, equals or exceeds the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.3949%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.3949%
Fees Waived and/or Reimbursed[1]	(0.20)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses	0.1949%
1The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), acquired fund fees and expenses, brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.1949% of the Fund’s average daily net assets. This agreement will remain in place until at least February 28, 2025. The agreement may be terminated only by the Board of Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$20	$107	$201	$479
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended October 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less.

PRINCIPAL INVESTMENT STRATEGIES
Alpha Architect 1-3 Month Box ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To do so, the principal investment strategy of the Fund will be to utilize a series of long and short exchange-listed options combinations called a box spread (“Box Spread”). In order to accomplish its investment goals, the Fund may utilize either standard exchange-listed options or FLexible EXchange® Options (“FLEX Options”) or a combination of both.
In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price, commonly known as the “strike price.” In the case of a “call option”, the purchaser has the right to buy the particular asset and the seller of a “call option” has the obligation to deliver the particular asset at the strike price. In the case of a “put option”, the purchaser has the right to sell the particular asset and the seller of a “put option” has the obligation to purchase the particular asset at the strike price.
By way of background, a Box Spread is the combination of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on an equity security or an equity index at the same expiration date. The synthetic long consists of buying a call option and selling a put option on the same security or index where the call option and put option share the same strike and expiration date (a “Synthetic Long”). When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread. The synthetic short consists of buying a put option and selling a call option on the same security or index with the same expiration date as the synthetic long but using a different strike price (a “Synthetic Short”). When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is the elimination of risk tied to underlying market movements associated with the underlying option’s security or equity index. As displayed in the diagram below, the Box Spread return stays constant no matter how low or how high the underlying option’s security or equity index price moves. Once the Box Spread is initiated, its return from the initiation date of such Box Spread through its expiration date will generally not change. The Fund anticipates buying, holding, and/or selling multiple Box Spreads, and consequently, the Fund’s anticipated return from Box Spreads will reflect all of its investment activity, as well as changes in market prices and expected interest rates, among other factors, and will vary over time.

BOX SPREAD
A Box Spread yields a risk-free (Rf) rate
Synthetic Long
Boxx Return
Synthetic Short
Zero %
Return
Synthetic Short
Synthetic Long
Box Spread
Rf rate
0%
Stock Price

Buying (or selling) a Box Spread is similar to buying (or selling) a zero-coupon bond. A zero-coupon bond does not pay periodic coupons, but the bond trades at a discount to its face value. The maturity value of a zero-coupon bond is comparable to the difference in the strike prices of the Box Spread. The maturity date of a zero-coupon bond is comparable to the expiration date of the options comprising the Box Spread. When constructing a Box Spread, the strike price of the Synthetic Long will be at a lower strike price than the strike price of the Synthetic Short. When buying or selling a Box Spread, the buyer or seller generally expects the price of the Box Spread to be less than the difference in the strike prices of the Box Spread. A buyer or seller of a Box Spread will earn a profit or loss equal to the difference between the beginning price (price paid to buy or received if sold) and the ending price (expiration value or closing trade price). If the Fund holds the Box Spread until expiration, then its profit or loss will be determined by the difference between the price it paid to buy the Box Spread (or received in the case of selling the Box Spread) and the value of the Box Spread upon expiration.
As an example, a typical Box Spread could include the simultaneous purchase of a call option and sale of a put option (i.e. Synthetic Long) with a strike of $1,000 on the S&P 500 Index (“SPX”) together with the sale of a call option and purchase of a put option (i.e. Synthetic Short) with a strike of $2,000 on the SPX where all four of these options share the same expiration date. The expiration or maturity value would be the difference in the strikes or $1,000 in this case. The expected profit earned would equal the difference between the price paid for this Box Spread and its expiration value of $1,000 minus any transaction costs associated with the options trades. The effective yield on each Box Spread is determined by annualizing the profit over the price paid. The Fund will only purchase Box Spreads where the purchase price (after considering all costs to the Fund for entering such trade) is less than the expiration value.
Arin Risk Advisors, LLC (“Arin”) may invest the Fund’s assets in a series of Box Spreads with various expiration dates. The quantity and expiration dates of the Box Spreads held by the Fund will be based on several factors, including the Fund’s asset size, the effective yield for various Box Spread expiration dates available in the marketplace, and Arin’s view of future interest rates. Based upon historical examples of Box Spreads actually traded in the marketplace, Arin expects that there will be market participants willing to sell Box Spreads to the Fund in sufficient quantities to satisfy the objective of the Fund.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in a series of Box Spreads such that the weighted average maturity of the Box Spreads based upon expiration dates is less than 90 days. The Fund may sell Box Spreads with a longer or shorter period to expiration in an effort to gain exposure to the forward rate implied by the execution of longer and shorter dated Box Spreads. The Fund expects to trade some or all of the Box Spreads prior to their respective expiration dates, if Arin believes it is advantageous for the Fund to do so. Upon expiration or sale of any Box Spread, Arin may seek to purchase additional Box Spreads at an effective yield and expiration date that offers favorable risk and reward characteristics under current market conditions. The Fund may also invest in cash, cash equivalents, money market funds or treasury bills. The Fund’s strategy is expected to result in high portfolio turnover. The return that the Fund expects to earn from Box Spreads will fluctuate but remain consistent with the market rate for similar short-term interest rate sensitive securities as indicated by the Federal Funds Futures market.
When purchasing or selling a Box Spread, the Fund will primarily use European-style options. European style options may not be terminated or assigned in advance of the option’s expiration date and may only be exercised on their expiration date. This ensures that none of the synthetic positions created using the Box Spread will be forcibly closed prior to the Box Spread’s maturity. The Fund expects to use options on broad-based diversified assets such as the SPDR® S&P 500® ETF Trust for substantially all of the Fund’s holdings. The Fund may purchase or sell Box Spreads using exchange-listed option contracts on an ETF other than the SPDR® S&P 500® ETF Trust or on an index or individual equity security when Arin has determined that doing so would provide the Fund with better risk and return or tax characteristics. The Fund may also utilize an exchange-listed options strategy using long shares of an individual equity security or ETF (in place of the Synthetic Long) together with a Synthetic Short created by purchasing a put option and selling a call option on that equity security or ETF with the same strike and expiration date. This individual equity security or ETF strategy will generally be purchased when such purchase is in the best interest of the Fund because it offers more favorable price or tax characteristics. The Fund’s collateral will typically be utilized to fully pay for the Box Spreads or other similar strategies as described above.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In order to achieve its objective, the Fund will typically purchase a new Box Spread at the time (or shortly thereafter) any existing Box Spread expires or is sold or when Arin believes purchasing a new Box Spread would offer a favorable investment opportunity. The Fund may also sell or “roll” any Box Spread at any time. When rolling a Box Spread, the Fund enters into a trade where it simultaneously closes on each component of an existing Box Spread while opening a new Box Spread position. The Fund may also sell Box Spreads that utilize the same or a different reference assets, strike prices, and expiration dates as Box Spreads owned by the Fund. When selling or rolling a Box Spread, the Fund may incur additional transaction costs than if it waited until such Box Spread expired.
Exchange-traded options on certain indexes, such as the SPX, are currently taxed under section 1256 of the Internal Revenue Code of 1986 (the “Code”). Pursuant to section 1256 of the Code, profit and loss on transactions in non-equity options, including SPX options, are subject to taxation at a rate equal to 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. Based on the advice of its accountants, the Fund expects that distributions related to the Fund’s SPX positions, if any, will be characterized by the Fund as capital gains with these preferential terms. The Fund expects that distributions, if any, related to the Fund’s positions that do not qualify for the preferential treatment under section 1256 are expected to be characterized by the Fund as either short-term capital gain or ordinary income.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks”.
Options Risk.
•Selling or Writing Options. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the underlying or reference asset. An underlying or reference asset may be an index, equity security, or ETF. If this occurs, the call option could be exercised and the underlying asset would then be sold at a lower price than its current market value. In the case of cash settled call options such as SPX options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the underlying asset, such a strategy limits the opportunity to profit from an increase in the market value of the underlying asset in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying asset. If this occurs, the put option could be exercised and the underlying asset would then be sold at a higher price than its current market value. In the case of cash settled put options, the put seller would be required to purchase the put option at a price that is higher than the original sales price for such put option.
•Buying or Purchasing Options Risk. If a call or put option is not sold when it has remaining value and if the market price of the underlying asset, in the case of a call option, remains less than or equal to the exercise price, or, in the case of a put option, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the call or put option. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position. When an option is purchased to hedge against price movements in an underlying asset, the price of the option may move more or less than the price of the underlying asset.
•Box Spread Risk. A Box Spread is the combination of a Synthetic Long position coupled with an offsetting Synthetic Short position through a combination of options contracts on an underlying or reference asset such as index, equity security or ETF with the same expiration date. A Box Spread typically consists of four option positions two of which represent the Synthetic Long and two representing the Synthetic Short. If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying asset’s movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices.
•FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of Arin (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund’s investments are at risk that the OCC will be unable or unwilling to perform its obligations under the option contract terms. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Low Short-Term Interest Rates Risk. During market conditions in which short-term interest rates are at low levels, the Fund’s yield can be very low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses. In addition, it is possible that during these conditions the Fund may experience difficulties purchasing and/or selling securities with respect to scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term interest rate market movements and over longer periods during continued interest rate market movements. Therefore, you may lose money by investing in the Fund.
Management Risk. The Fund is actively managed and may not meet its investment objective based on Arin’s success or failure to implement investment strategies for the Fund. In addition, there is the risk that the investment process, techniques and analyses used by Arin will not produce the desired investment results and the Fund may lose value as a result.
Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in interest rate sensitive markets. Interest rate markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, the investment’s average time to maturity, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Tax Risk. The Fund may enter into various transactions for which there is a lack of clear guidance under the Code, which may affect the taxation of the Fund or its distributions to shareholders. In particular, the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable distributions paid by the Fund. The Fund intends to qualify as a regulated investment company (“RIC”) under the Code, which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests, the Fund does not recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of derivatives, the Fund may not have distributed sufficient income or gains to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions received by its shareholders generally would be subject to further U.S. federal income taxation. Failure to comply with the requirements for qualification as a RIC would have significant negative economic and tax consequences to Fund shareholders. Additionally, section 1258 of the Code requires that gain be recharacterized as ordinary income if it is derived from any transaction in which substantially all of the expected return is attributable to the time value of the investment in such transaction and which falls into certain categories defined in the Code (a “conversion transaction”). If any of the Fund’s transactions are deemed to be conversion transactions, gains recognized, if any, from such transactions would be treated as ordinary income, which could result in the Fund being under-distributed with the same consequences as described above. It may be asserted that the Fund itself has engaged in conversion transactions, the mere holding of Shares by a Fund shareholder is a conversion transaction, or both.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In particular, the Fund will have a limited pool of APs that are able to transact in standard exchange-listed options as well as FLEX Options, therefore the pool of competitive markets for the Fund will be small. This can result in increased costs to the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations for cash, rather than in-kind securities. Cash creation transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions, and these costs and expenses are typically reimbursed to the Fund by the AP placing the order(s). To the extent that the maximum additional charge for creation transactions is insufficient to cover these costs and expenses, the Fund’s performance could be negatively impacted. The use of cash creations may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer.
Large Shareholder Risk. Certain large shareholders, including other funds advised by the Fund’s investment adviser or sub-advisers, may from time to time own a substantial amount of the Fund’s Shares. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder will not redeem its investment. Dispositions of a large number of Shares by such shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders. Similarly, large Fund share purchases through an AP may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. If these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the Fund’s trading volume and may, therefore, have a material upward or downward effect on the market price of the Shares.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to earn increased returns, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
Frequent Trading Risk. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. This frequent trading of portfolio securities may increase the amount of commissions that the Fund pays when it buys and sells such portfolio securities, which may detract from the Fund’s performance. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Fund’s portfolio turnover rate, which leads to the 0% portfolio turnover rate reported herein.
Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.alphaarchitect.com/funds or by calling the Fund at (215) 882-9983.
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 1.37% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was 1.11% (quarter ended June 30, 2023).

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	Since Inception (12/27/22)
Return Before Taxes	4.99%	4.97%
Return After Taxes on Distributions	4.99%	4.97%
Return After Taxes on Distributions and Sale of Shares	2.95%	3.79%
Solactive 1-3 Month US T-Bill Index (reflects no deduction for fees or expenses)[1]	5.12%	5.12%
1Index assumes withholding taxes on dividends.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).
The Solactive 1-3 month US T-Bill Index is a rules-based, market value weighted index engineered for the short-term T-Bill market denominated in USD. The index is comprised of USD denominated T-Bills with a time to maturity of 1 to 3 months.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISERS

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Advisers:	Arin Risk Advisors, LLC (“Arin”) Alpha Architect, LLC (“Alpha Architect”)
PORTFOLIO MANAGERS
The Fund’s portfolio is managed on a day-to-day basis by Lawrence Lempert, Joseph DeSipio, and Ryan Bailey. Messrs. Lempert, DeSipio and Bailey have managed the Fund since its inception in 2022.
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units are primarily issued in cash and redeemed ‘in-kind’ for securities and/or in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. In the event that a shareholder purchases Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
How is the Fund Different from a Mutual Fund?
Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the business day. Shares of the Fund, by contrast, cannot be purchased from or redeemed with the Fund except by or through APs (typically, broker-dealers), and then principally for cash for purchases and an in-kind basket of securities (and a limited cash amount) for redemptions. In addition, the Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units.”
Exchange Listing. Unlike mutual fund shares, Shares of the Fund will be listed for trading on the Exchange. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of the Fund’s portfolio holdings. The market price of Shares may differ from the NAV of the Fund. The difference between the market price of Shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.
Tax Treatment. The Fund and the Shares have been designed to be tax-efficient where possible. To the extent redemptions from the Fund are paid in cash, the Fund may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to generate the cash to satisfy the redemption. In addition, tax treatment of options may negate certain tax efficiencies typically associated with an ETF. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its redemptions only in-kind.
Transparency. The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
Premium/Discount Information. Information about the premiums and discounts at which the Fund’s Shares have traded will be available at www.alphaarchitect.com/funds.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES
The Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders with prior written notice to shareholders.
The Fund is an actively managed ETF whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill. To do so, the principal investment strategy of the Fund will be to utilize a series of long and short exchange-listed options combinations called a box spread (“Box Spread”). In order to accomplish its investment goals, the Fund may utilize either standard exchange-listed options or FLEX Options or a combination of both.
In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price, commonly known as the “strike price.” In the case of a “call option”, the purchaser has the right to buy the particular asset and the seller of a “call option” has the obligation to deliver the particular asset at the strike price. In the case of a “put option”, the purchaser has the right to sell the particular asset and the seller of a “put option” has the obligation to purchase the particular asset at the strike price.
By way of background, a Box Spread is the combination of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on an equity security or an equity index at the same expiration date. The synthetic long consists of buying a call option and selling a put option on the same security or index where the call option and put option share the same strike and expiration date (a “Synthetic Long”).

When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread. The synthetic short consists of buying a put option and selling a call option on the same security or index with the same expiration date as the synthetic long but using a different strike price (a “Synthetic Short”). When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is the elimination of risk tied to underlying market movements associated with the underlying option’s security or equity index. The Box Spread return stays constant no matter how low or how high the underlying option’s security or equity index price moves. Once the Box Spread is initiated, its return from the initiation date of such Box Spread through its expiration date will generally not change. The Fund anticipates buying, holding, and/or selling multiple Box Spreads, and consequently, the Fund’s anticipated return from Box Spreads will reflect all of its investment activity, as well as changes in market prices and expected interest rates, among other factors, and will vary over time.
Buying (or selling) a Box Spread is similar to buying (or selling) a zero-coupon bond. A zero-coupon bond does not pay periodic coupons, but the bond trades at a discount to its face value. The maturity value of a zero-coupon bond is comparable to the difference in the strike prices of the Box Spread. The maturity date of a zero-coupon bond is comparable to the expiration date of the options comprising the Box Spread. When constructing a Box Spread, the strike price of the Synthetic Long will be at a lower strike price than the strike price of the Synthetic Short. When buying or selling a Box Spread, the buyer or seller generally expects the price of the Box Spread to be less than the difference in the strike prices of the Box Spread. A buyer or seller of a Box Spread will earn a profit or loss equal to the difference between the beginning price (price paid to buy or received if sold) and the ending price (expiration value or closing trade price). If the Fund holds the Box Spread until expiration, then its profit or loss will be determined by the difference between the price it paid to buy the Box Spread (or received in the case of selling the Box Spread) and the value of the Box Spread upon expiration.
As an example, a typical Box Spread could include the simultaneous purchase of a call option and sale of a put option (i.e. Synthetic Long) with a strike of $1,000 on the S&P 500 Index (“SPX”) together with the sale of a call option and purchase of a put option (i.e. Synthetic Short) with a strike of $2,000 on the SPX where all four of these options share the same expiration date. The expiration or maturity value would be the difference in the strikes or $1,000 in this case. The expected profit earned would equal the difference between the price paid for this Box Spread and its expiration value of $1,000 minus any transaction costs associated with the options trades. The effective yield on each Box Spread is determined by annualizing the profit over the price paid. The Fund will only purchase Box Spreads where the purchase price (after considering all costs to the Fund for entering such trade) is less than the expiration value.
Arin may invest the Fund’s assets in a series of Box Spreads with various expiration dates. The quantity and expiration dates of the Box Spreads held by the Fund will be based on several factors, including the Fund’s asset size, the effective yield for various Box Spread expiration dates available in the marketplace, and Arin’s view of future interest rates. Based upon historical examples of Box Spreads actually traded in the marketplace, Arin expects that there will be market participants willing to sell Box Spreads to the Fund in sufficient quantities to satisfy the objective of the Fund.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in a series of Box Spreads such that the weighted average maturity of the Box Spreads based upon expiration dates is less than 90 days. The Fund may sell Box Spreads with a longer or shorter period to expiration in an effort to gain exposure to the forward rate implied by the execution of longer and shorter dated Box Spreads. The Fund expects to trade some or all of the Box Spreads prior to their respective expiration dates, if Arin believes it is advantageous for the Fund to do so.Upon expiration or sale of any Box Spread, Arin will seek to purchase additional Box Spreads at an effective yield and expiration date that offers favorable risk and reward characteristics under current market conditions. The Fund may also invest in cash, cash equivalents, money market funds or treasury bills. The Fund’s strategy is expected to result in high portfolio turnover. The return that the Fund expects to earn from Box Spreads will fluctuate but remain consistent with the market rate for similar short-term interest rate sensitive securities as indicated by the Federal Funds Futures market.

When purchasing or selling a Box Spread, the Fund will primarily use European-style options. European style options may not be terminated or assigned in advance of the option’s expiration date and may only be exercised on their expiration date. This ensures that none of the synthetic positions created using the Box Spread will be forcibly closed cancelled prior to the Box Spread’s maturity. The Fund expects to use options on the SPDR® S&P 500® ETF Trust for substantially all of the Fund’s holdings. The Fund may purchase or sell Box Spreads using exchange-listed option contracts on an ETF other than the SPDR® S&P 500® ETF Trust or on an index or individual equity security when Arin has determined that doing so would provide the Fund with better risk and return or tax characteristics. The Fund may also utilize an exchange-listed options strategy using long shares of an individual equity security or ETF (in place of the Synthetic Long) together with a Synthetic Short created by purchasing a put option and selling a call option on that equity security or ETF with the same strike and expiration date. This individual equity security or ETF strategy will generally be purchased when such purchase is in the best interest of the Fund because it offers more favorable price or tax characteristics. The Fund’s collateral will typically be utilized to fully pay for the Box Spreads or other similar strategies as described above.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In order to achieve its objective, the Fund will typically purchase a new Box Spread at the time (or shortly thereafter) any existing Box Spread expires or is sold or when Arin believes purchasing a new Box Spread would offer a favorable investment opportunity. The Fund may also sell or “roll” any Box Spread at any time. When rolling a Box Spread, the Fund enters into a trade where it simultaneously closes on each component of an existing Box Spread while opening a new Box Spread position. The Fund may also sell Box Spreads that utilize the same or a different reference assets, strike prices, and expiration dates as Box Spreads owned by the Fund. When selling or rolling a Box Spread, the Fund may incur additional transaction costs than if it waited until such Box Spread expired.
Exchange-traded options on certain indexes, such as the SPX, are currently taxed under section 1256 of the Code. Pursuant to section 1256 of the Code, profit and loss on transactions in non-equity options, including SPX options, are subject to taxation at a rate equal to 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. Based on the advice of its accountants, the Fund expects that distributions related to the Fund’s SPX positions, if any, will be characterized by the Fund as capital gains with these preferential terms.
Alpha Architect works closely with Arin as it relates to providing strategic investment advice to the Fund.
ADDITIONAL INFORMATION ABOUT THE FUND’S RISKS
The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to earn increased returns, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations for cash, rather than in-kind securities. Cash creation transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions, and these costs and expenses are typically reimbursed to the Fund by the AP placing the order(s). To the extent that the maximum additional charge for creation transactions is insufficient to cover these costs and expenses, the Fund’s performance could be negatively impacted. The use of cash creations may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. Also, since the Fund is not a member of the OCC (a “clearing member”), and only clearing members can participate directly in the OCC, the Fund will hold options contracts through commingled omnibus accounts at clearing members. As a result, Fund assets deposited with a clearing member as margin for options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. Although clearing members guarantee performance of their clients’ obligations to the OCC, there is a risk that Fund assets might not be fully protected in the event of the clearing member’s bankruptcy.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In particular, the Fund will have a limited pool of APs that are able to transact in standard exchange-listed options as well as FLEX Options, therefore the pool of competitive markets for the Fund will be small. This can result in increased costs to the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the

Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Frequent Trading Risk. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In order to achieve its objective, the Fund will purchase a new Box Spread at the time (or shortly thereafter) any existing Box Spread expires. The Fund may also “roll” any Box Spread at any time. When rolling a Box Spread, the Fund enters into a trade where it simultaneously closes on each component of an existing Box Spread while opening a new Box Spread position. In rolling a Box Spread, the Fund will incur additional transaction costs than if it waited until such Box Spread expired. This frequent trading of portfolio securities may increase the amount of commissions that the Fund pays when it buys and sells such portfolio securities, which may detract from the Fund’s performance. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Fund’s portfolio turnover rate, which leads to the 0% portfolio turnover rate reported herein.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large Shareholder Risk. Certain large shareholders, including other funds advised by the Fund’s investment adviser or sub-advisers, may from time to time own a substantial amount of the Fund’s Shares. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder will not redeem its investment. Dispositions of a large number of Shares by such shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. If these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the Fund’s trading volume and may, therefore, have a material upward or downward effect on the market price of the Shares.
Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Low Short-Term Interest Rates Risk. During market conditions in which short-term interest rates are at low levels, the Fund’s yield can be very low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses. In addition, it is possible that during these conditions the Fund may experience difficulties purchasing and/or selling securities with respect to scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income.
Management Risk. The Fund is actively managed and may not meet its investment objective based on Arin’s success or failure to implement investment strategies for the Fund. Arin’s evaluations and assumptions regarding investments may not successfully achieve the Fund’s investment objective given actual market trends. In addition, there is the risk that Arin’s investment process, techniques and analyses will not produce the desired investment results and the Fund may lose value as a result.
Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Options Risk.
•Selling or Writing Options Risks. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the underlying or reference asset. An underlying or reference asset may be an index, equity security, or ETF. If this occurs, the call option could be exercised and the underlying asset would then be sold at a lower price than its current market value. In the case of cash settled call options such as SPX options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the underlying asset, such a strategy limits the opportunity to profit from an increase in the market value of the underlying asset in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying asset. If this occurs, the put option could be exercised and the underlying asset would then be sold at a higher price than its current market value. In the case of cash settled put options, the put seller would be required to purchase the put option at a price that is higher than the original sales price for such put option.
•Buying or Purchasing Options Risk. If a call or put option is not sold when it has remaining value and if the market price of the underlying asset, in the case of a call option, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the call or put option. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing the an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out an option position. When an option is purchase to hedge against price movements in an underlying asset, the price of the option may move more or less than the price of the underlying asset.
•Box Spread Risk. A Box Spread is the combination of a Synthetic Long position coupled with an offsetting Synthetic Short position through a combination of options contracts on an underlying or referenced asset such as index, equity security or ETF with the same expiration date. A Box Spread typically consists of four option positions two of which represent the Synthetic Long and two representing the Synthetic Short. If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying asset’s movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices.
•FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, in accordance with the Trust’s pricing policies and procedures. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of Arin (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
Tax Risk. The Fund may enter into various transactions for which there is a lack of clear guidance under the Code, which may affect the taxation of the Fund or its distributions to shareholders. In particular, the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable distributions paid by the Fund. The Fund intends to qualify as a RIC under the Code, which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code, including a requirement that the “issuers” of the Fund’s assets be sufficiently diversified. There is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Therefore, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC. The Fund intends to treat FLEX Options referencing an index as “issued” by the issuer of the securities underlying the index. This, in turn, would allow the Fund to count the FLEX Options as automatically diversified investments under the Code’s diversification requirements because the options are expected to reference another RIC which is considered a diversified asset under the asset diversification test. This position is consistent with informal guidance from the IRS but has not been confirmed by published guidance or case law. If the FLEX Options are not treated as issued by the issuer of the securities underlying the index for diversification test purposes, there is a risk that the Fund could lose its RIC status. Additionally, similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests, the Fund does not recognize any built-in gain in such appreciated property. If the IRS disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of derivatives, the Fund may not have distributed sufficient income or gains to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions received by its shareholders generally would be subject to further U.S. federal income taxation. Failure to comply with the requirements for qualification as a RIC would have significant negative economic and tax consequences to Fund shareholders. Additionally, section 1258 of the Code requires that gain be recharacterized as ordinary income if it is derived from any transaction in which substantially all of the expected return is attributable to the time value of the investment in such transaction (a “loan-like transaction”) and which falls into one of the following categories: (a) the holding of any property (whether or not actively traded), and the entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (b) a straddle within the meaning of section 1092(c) of the Code; (iii) any other transaction which is marketed or sold as producing capital gains from a loan-like transaction; or (iv) any other transaction specified in regulations prescribed by the IRS Secretary. Certain Fund positions may be deemed to be straddles. If any of the Fund’s transactions are deemed to be “conversion transactions,” gains recognized, if any, from such transactions would be treated as ordinary income, which could result in the Fund being under-distributed with the same consequences as described above. It may be asserted that the Fund itself has engaged in conversion transactions, the mere holding of Shares by a Fund shareholder is a conversion transaction, or both.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC, dba EA Advisers, acts as the Fund’s investment adviser (the “Adviser”). The Adviser selects the Fund’s sub-advisers and oversees each sub-adviser’s management of the Fund. The Adviser is located at 19 East Eagle Road Havertown, PA 19083 and is wholly-owned by Alpha Architect, which is wholly-owned by Empirical Finance, LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund and other exchange-traded funds. The Adviser was founded in October 2013.
The Adviser reviews and supervises the activities of Alpha Architect and Arin with respect to the Fund. Notwithstanding the delegation of discretionary authority to Arin or the delegation of certain duties to Alpha Architect, the Adviser retains primary responsibility with respect to all matters relating to the Fund. Pursuant to the terms of investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive the following Advisory Fee: 0.3949% (annual rate as a percentage of average daily net assets). The Fund paid the Adviser a net advisory fee for the fiscal period ended October 31, 2023 in the amount of $362,702 (gross advisory fee of $734,984 less fee waiver amount of $372,192).
The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.1949% of the Fund’s average daily net assets. This agreement will remain in place until at least February 28, 2025. The agreement may be terminated only by the Board of Trustees.
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.
The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
Sub-Adviser — Alpha Architect, LLC
The Adviser has retained Alpha Architect, LLC (“Alpha Architect”), an investment adviser registered with the SEC under the Advisers Act, to provide sub-advisory services to the Fund. Alpha Architect is located at 19 East Eagle Road, Havertown, PA 19083 and is wholly-owned by Empirical Finance, LLC. Alpha Architect provides investment advisory services to separately managed accounts, the Fund, and other exchange-traded funds. Alpha Architect was founded in July 2010.
Alpha Architect is responsible for providing non-discretionary investment guidance and strategic investment advice to Arin with respect to Arin’s investment models, subject to the overall supervision and oversight of the Adviser and the Board. Alpha Architect may also provide research or advice with respect to valuation matters and infrastructure, among other matters, as requested by the Adviser and/or Arin.
Pursuant to the Alpha Architect sub-advisory agreement (the “Alpha Architect Sub-Advisory Agreement”), Alpha Architect does not receive a fee for its sub-advisory services. Alpha Architect is compensated under a Fund sponsorship agreement between Alpha Architect, Arin, and the Adviser. This arrangement is described in the “Fund Sponsor” section, below.
Sub-Adviser — Arin Risk Advisors, LLC
The Adviser has retained Arin Risk Advisors, LLC (“Arin”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. Arin is located at 1100 East Hector Street, Suite 215, Conshohocken, Pennsylvania 19428. Arin was established in 2009 and is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to the Arin sub-advisory agreement (the “Arin Sub-Advisory Agreement”), Arin has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions. Arin continuously reviews, supervises, and administers the Fund’s investment program subject to oversight by the Adviser.
For its services, the Adviser pays Arin a fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as follows: 0.10% (annual rate as a percentage of average daily net assets).
Fund Sponsor
The Adviser, Alpha Architect, and Arin have entered into a fund sponsorship agreement, under which Arin, as the Fund’s sponsor, provides financial support to the Fund and assumes the Adviser’s obligation to pay some of the Fund’s expenses, including Arin’s own sub-advisory fee. Although Arin has agreed to be responsible for paying some of the Fund’s expenses, the Adviser retains the ultimate obligation to the Fund to pay them.
Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser. If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to Arin. The amount paid to Arin represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived. If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Arin is obligated to reimburse the Adviser for the shortfall.
Arin will also pay the Adviser and Alpha Architect a portion of any such profits generated by the operation and management of the Fund and its assets under management. These amounts will be paid out of Arin’s legitimate profits.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENTS
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Arin Sub-Advisory Agreement with respect to the Fund is available in the Fund’s Semi-Annual Report for the fiscal period ended March 31, 2023.
A discussion regarding the basis for the Board’s approval of the Alpha Architect Sub-Advisory Agreement with respect to the Fund will be available in the annual Fund’s report for the fiscal year ending September 30, 2024.
PORTFOLIO MANAGERS
Messrs. Lawrence Lempert, Joseph DeSipio and Ryan Bailey are co-portfolio managers, responsible for the day-to-day management of the Fund.
Lawrence Lempert has been the trading director and chief compliance officer of Arin since 2011. Prior to joining Arin, he founded and managed Bullock Capital, LLC, a proprietary stock/option trading and market making broker dealer and previously served as a Specialist, market maker and Index options trader with Susquehanna International Group. Mr. Lempert earned a Bachelor of Science degree in Statistics and Economics from Rutgers College, a Juris Doctor from Villanova University School of Law, and a Master of Laws in Taxation from New York University School of Law.

Joseph DeSipio is the co-founder and chief market strategist of Arin since the firm’s founding in 2009. He previously held strategist and lead portfolio manager positions with SEI Investments, Evergreen Investments, Wachovia, and Vector Capital Management, Inc. Mr. DeSipio founded Evergreen Investments’ Options Strategy Group in Philadelphia, Pennsylvania. Mr. DeSipio earned a Bachelor of Science degree from Indiana University of Pennsylvania and Master of Arts degree in Economics from Temple University. Mr. DeSipio is a CFA® charterholder. He earned the right to use the Chartered Financial Analyst® designation. He is a Financial Risk Manager – Certified by the Global Association of Risk Professionals.
Ryan Bailey joined Arin in 2012 and is the Lead Portfolio Manager, where he creates and monitors customized options overlay and volatility management mandates. Mr. Bailey designs and implements relative value, dividend recapture, and synthetic exposures trade strategies. Previously, Mr. Bailey served as a Market Maker and Proprietary Trader with Bullock Capital and Susquehanna International Group across the equities, options and futures markets. Mr. Bailey earned a Bachelor of Science degree (Magna Cum Laude) in Business Administration from Drexel University.
The Fund’s SAI provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Fund, and compensation.
OTHER SERVICE PROVIDERS
Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Fund.
U.S. Bank National Association is the custodian for the Fund.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
THE EXCHANGE
Shares of the Fund are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units of 10,000 Shares. Purchases of Creation Units will primarily be in cash whereas redemptions of Creation Units will generally be in-kind and in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with the Fund.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.
Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Trading Symbol
Alpha Architect 1-3 Month Box ETF	BOXX
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of the Fund’s Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Fund’s Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.
The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.
DISTRIBUTION AND SERVICE PLAN
The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Equity securities (other than equity or equity Index Options) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
Exchange-traded options (other than FLEX Options) are valued at the mean of the last quoted bid and ask prices at 4:00 p.m. eastern time as provided by a third-party pricing service from the primary exchange or the board of trade on which such options are traded. Exchange-traded options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid and Offer (“NBBO”) pricing information provided by the pricing services.
FLEX Options and “European Style” options (options that cannot be exercised prior to the expiration date) that are listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when a FLEX Option has a same-day market trading price at the official close of that exchange’s trading day, 1) this same-day market trading price will be used for the FLEX Option value instead of the exchange’s model-based price and 2) the implied interest rate for such same-day market traded FLEX options shall be utilized in all model-based prices which share the same expiration date when available.
An option may be fair valued when: (i) the option does not trade on the valuation date and a reliable last quoted bid and ask price at the valuation time are not readily available or (ii) the Fund’s Adviser and/or Sub-adviser or Fund management does not believe the prices provided by the pricing services or exchange reflect the current market value of such option.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect the market value of a Fund holding, the Fund will determine the price of the security based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Fund at www.alphaarchitect.com/funds. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s holdings, the Fund’s last annual and semi-annual reports. The website shows the Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at www.alphaarchitect.com/funds. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends on an annual basis. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the qualifying income requirement described in the SAI, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Diversification Test described in the SAI. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Diversification Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the diversification requirement with respect to such derivatives. Failure of the Asset Diversification Test might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Offsetting positions held by the Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from the Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements. To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the

Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.
If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of the Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in the Fund.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table below for the fiscal period ended October 31, 2023, was audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.
ALPHA ARCHITECT 1-3 MONTH BOX ETF
FINANCIAL HIGHLIGHTS
For the Period Ended October 31, 2023

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Transaction Fees(2)	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000’s)	Net Expenses(4)(5)	Gross Expenses(4)	Net Investment Income (Loss)(4)	Portfolio Turnover Rate(6)
December 28, 2022(7) to October 31, 2023	$100.00	(0.16)	4.25	4.09	0.02	$104.11	4.11%	$544,469	0.1949%	0.3949%	(0.1865)%	0%
(1)Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)See Note 1 in the Notes to the Financial Statements.
(3)All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(4)For periods of less than one year, these ratios are annualized.
(5)Net expenses include effects of any reimbursement or recoupment.
(6)Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.
(7)Commencement of operations.

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund is available in its annual and semi-annual reports to shareholders. The Annual Report explains the market conditions and investment strategies affecting the Fund’s performance during the last fiscal period.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated February 28, 2024 (as supplemented June 24, 2024), which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	(215) 882-9983

Write:	19 East Eagle Road Havertown, PA 19083

Visit:	www. alphaarchitect.com/funds
PAPER COPIES
Please note that paper copies of the Fund’s shareholder reports will generally not be sent, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Information about the Fund, including its reports and the SAI, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by calling the SEC at (202) 551-8090.
Investment Company Act File No. 811-22961.